Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Globalstar, Inc. (the “Company”), does hereby certify that:

This annual report on Form 10-K/A for the year ended December 31, 2008 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2009

	By:	/s/ JAMES MONROE III
James Monroe III Chief Executive Officer

Dated: April 30, 2009
	By:	/s/ FUAD AHMAD
Fuad Ahmad Chief Financial Officer